D-0                                                   -0-

                                JAY JACOBS, INC.
              Organized under the Laws of the State of Washington

     This Certifies that JOHN DOE is the registered holder of zero (0) Shares of the Series D Preferred Stock, $.01 Par Value, of JAY JACOBS, INC. transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

     In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seat to be hereunto affixed.
          this _______ day of ____________________ A.D. 1999

-----------------------------------          -----------------------------------
President                                    Secretary

See Restrictions on Reverse Side

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. AS AMENDED , THE WASHINGTON STATE SECURITIES ACT OR ANY OTHER APPLICABLE SECURITIES ACT (THE "ACTS") AND NEITHER THE OFFERING OF THE SECURITIES NOR ANY OFFERING MATERIALS HAVE BEEN REVIEWED BY ANY ADMINISTRATOR UNDER THE ACTS. THE SECURITIES WERE ACQUIRED BY THE REGISTERED HOLDER PURSUANT TO A REPRESENTATION THAT THE HOLDER WAS ACQUIRING THE SECURITIES FOR THE HOLDER'S OWN ACCOUNT. FOR INVESTMENT, THESE SECURITIES MAY NOT BE PLEDGED, HYPOTHECATED, SOLD, TRANSFERRED OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACTS OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENT.

THE CORPORATION WILL FURNISH TO ANY SHAREHOLDER, UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS, AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS AUTHORIZED TO BE ISSUED BY THE CORPORATION, AND OF THE VARIATIONS IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN THE SHARES OF EACH SERIES OF EACH CLASS SO AUTHORIZED. SO FAR AS THE SAME HAVE BEEN FIXED AND DETERMINED AND THE AUTHORITY OF THE BOARD OF DIRECTORS OF THE CORPORATION TO FIX AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES.


     For Value Received, __________ hereby sell, assign and transfer unto
_______________________________________________________________________________
________________________________________________ Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________________________________ Attorney
to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.
     Dated ____________________________________
              In presence of _______________________________________________

NOTICE. THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.